Exhibit 99.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into this 21st day of September, 2014 by and between Calypte Biomedical Corporation, a Delaware corporation (the “Company”), and David Khidasheli (the “Purchaser”).

RECITALS

A.     The Purchaser has made advances to the Company in the aggregate amount of $1,589,000 (the “Advances”) during the three-year period ended December 31, 2013, including $1,000,000 advanced pursuant to a Memorandum of Understanding dated October 10, 2011, for the purpose of financing the Company’s operations.

B.     The Purchaser and the Company desire to convert the Advances to Common Stock, $0.005 par value per share, of the Company at a conversion price equal to $0.03 per share (the “Purchase Price”).

AGREEMENT

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.     Purchase and Sale of Common Stock.

(a)     Subject to the terms and conditions of this Agreement, (i) the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company 52,966,666 shares of Common Stock of the Company (the “Shares”) in consideration of the cancellation of all indebtedness related to the Advances.

(b)     Notwithstanding the foregoing, in the event of any stock split, stock dividend, reverse stock split, reclassification or similar recapitalization event that affects or relates to the Common Stock after the date hereof, appropriate adjustment shall be made to the Shares.

2.     Closing. The closing of the sale and purchase of the Shares (the “Closing”) shall take place as soon as practicable after the execution and delivery of this Agreement. At the Closing, the Company shall deliver the Shares to the Purchaser, and the indebtedness of the Company to the Purchaser relating to the Advances shall be extinguished.

3.     Company Representations and Warranties. The Company represents and warrants to and agrees with the Purchaser that:

(a)     Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b)     Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non- assessable.

(c)     Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

(d)     Shares Duly Authorized. The Shares, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

(e)     Stop Transfer. The Shares are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of the Stock, except as may be required by federal securities laws.

(f)     No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation S or D under the Securities Act) in connection with the offer or sale of the Shares.

4.     Purchaser’s Representations and Warranties. The Purchaser hereby represents and warrants to and agrees with the Company that:

(a)     Access to Information. The Purchaser acknowledges that he has access to the Company’s Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission (the “Commission”) together with all subsequently filed Forms 10-Q and 8-K, and other publicly available filings made with the Commission (hereinafter referred to collectively as the “Reports”) and has been afforded (i) the opportunity to ask such questions as he has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Company; (ii) access to information about the Company and its subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him to evaluate his investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or his representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the Reports and the Company’s representations and warranties contained herein.

(b)     Information on Purchaser. The Purchaser is and was not a “U.S. person,” as defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and was outside the United States, at the time the offer or sale of the Securities was made. Additionally, the Purchaser is an “accredited investor,” as such term is defined in Regulation D of the Securities Act or is part of a group that is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with his representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Purchaser to utilize the information made available by the Company, to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. This Agreement has been duly executed by the Purchaser and when delivered by the Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Purchaser is accurate.

(c)     Purchase of Shares and Investment Intent. The Purchaser is purchasing the Shares for his own account for the Purchase Price. The Purchaser is acquiring the Shares as principal for his own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to the Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. The Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Shares. The Purchaser also represents that the purchase of the Shares is intended to be made as an “Offshore Transaction” as defined in Regulation S.

(d)     Compliance with Securities Act. The Purchaser understands and agrees that the Shares have not been registered under the Securities Act, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of the Purchaser contained herein), and that such Shares may not be offered or sold in the United States or to U.S. persons unless the Shares are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

(e)     Legend on Shares. The Shares shall bear the following legend (or something comparable for the Warrant), unless the Shares shall have been included in an effective registration statement under the Securities Act:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)     Communication of Offer. The offer to sell the Shares was directly communicated to the Purchaser. At no time was the Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(g)     Certain Trading Activities. The Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any trading in any securities of the Company (including, without limitation, any Short Sales (defined below) involving the Company’s securities) during the 20 trading days immediately preceding the issuance of the Shares. For purposes of this Section, “Short Sales” include, without limitation, all “short sales” as defined in Rule 3b-3 of the Securities Exchange Act of 1934, as amended, and include all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement. As of the date of this Agreement, the Purchaser has no open short position in the Common Stock, and covenants that neither the Purchaser nor any person acting on his behalf or pursuant to any understanding with him will engage in any Short Sales prior to the public disclosure of the material terms of this transaction by the Company. The Purchaser understands and acknowledges that he may not engage in any hedging transactions with respect to the Shares other than in compliance with the Securities Act.

(h)     Correctness of Representations. The Purchaser represents that the foregoing representations and warranties are true and correct. The foregoing representations and warranties shall survive the date hereof.

5.     Purchaser’s Conditions to Closing. The Purchaser’s obligation to purchase the Shares at the Closing is subject to the fulfillment as of the Closing of the following conditions (unless waived in writing by the Purchaser):

(a)     The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the date of this Agreement and as of the date of such Closing as though made on and as of such date.

(b)     There shall be no law or injunction, action, suit, proceeding or investigation pending or currently threatened in writing against the Company or the Purchaser that questions the validity of this Agreement or the right of the Company or the Purchaser to enter into this Agreement or to consummate the transactions contemplated hereby or that prohibits or restrains the consummation of the transactions contemplated hereby or thereby.

6.     Company’s Conditions to Closing. The Company’s obligation to sell and issue the Shares at the Closing is subject to the fulfillment as of the Closing of the following conditions (unless waived in writing by the Company):

(a)     The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct as of the date of this Agreement and as of the date of such Closing as though made on and as of such date.

(b)     There shall be no law or injunction, action, suit, proceeding or investigation pending or currently threatened in writing against the Company or the Purchaser that questions the validity of this Agreement or the right of the Company or the Purchaser to enter into this Agreement or to consummate the transactions contemplated hereby or that prohibits or restrains the consummation of the transactions contemplated hereby or thereby.

7.     Regulation S Offering. This offering is being made pursuant to the exemption from the registration provisions of the Securities Act afforded by Regulation S thereunder.

8.     Reissuance of Shares. The Company will cause the removal of the legend set forth in Section 3(e) above at such time as (a) the Purchaser is permitted to, and disposes of, the Shares pursuant to an exemption to the registration requirements of the Securities Act or Rule 144 under the Securities Act, in the opinion of counsel reasonably satisfactory to the Company, or (b) upon sale of the Shares pursuant to an effective registration statement under the Securities Act. The Company agrees to cooperate with the Purchaser in connection with all sales pursuant to Rule 144 under the Securities Act and provide legal opinions necessary to allow such sales provided the Company and its counsel receive requested written representations from the Purchaser and selling broker, if any. The Company will pay for its costs in connection with the removal of the legend hereunder.

9.     “Piggy-Back” Registration Rights.

(a)     The Company agrees that when it registers any Common Stock under the Securities Act by registration on Form S-1, Form S-3 or other similar form for sale for the account of one or more holders of Common Stock, the Company will use its best efforts to register all or some portion of the Shares in such registration statement as the Company may reasonably determine feasible. The Company will pay all expenses incident to the registration of the Shares hereunder and the Company’s performance of or compliance with this Agreement.

(b)     The Purchaser will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and state securities laws.

10.     Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares.

11.     Miscellaneous.

(a)     Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to Calypte Biomedical Corporation, 15875 SW 72nd Ave, Portland, Oregon 97224, facsimile number: (503) 601-6299, and (ii) if to the Purchaser, to the name, address and facsimile number set forth on the signature page hereto.

(b)     Entire Agreement; Amendment; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto. This Agreement and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without the written consent of the other party.

(c)     Execution. This Agreement may be executed in separate counterparts, each of which shall be deemed an original and both of which shall constitute one and the same document. This Agreement may be executed by facsimile transmission.

(d)     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Oregon or in the federal courts located in the state of Oregon. Both parties and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e)     Specific Enforcement, Consent to Jurisdiction. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 11(d) hereof, each of the Company and the Purchaser hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Company:	Purchaser:

CALYPTE BIOMEDICAL CORPORATION

David Khidasheli
By:
Adel Karas
President and Chief Executive Officer	Street Address

City and Country

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